                                                                   EXHIBIT 10.30


                                AMENDMENT # 2 TO
                     PROFESSIONAL SERVICES AGREEMENT BETWEEN
                     GE MEDICAL SERVICES AND SELECTICA INC.

This Amendment #2 ("Amendment #2") to the Professional Services Agreement between GE Medical Services and Affiliates ("Customer") and Selectica Inc. ("SELECTICA") dated June 28, 2002 (the "Agreement"), is made as of the date of signature by the last signing party (the "Effective Date") by and among Customer and SELECTICA.

                                     RECITAL

On June 28, 2002, Customer and SELECTICA entered into the Agreement by which SELECTICA is to provide certain Services. The parties to the Agreement now wish to amend the Agreement as follows by executing this Amendment #2.

                                    AGREEMENT

      1. Schedule A, Section 1, Paragraph 3 (Payment Schedule Table) of the Agreement, shall be deleted in its entirety and replaced with the following:

                      Payment Date                    Amount of Payment
                      ------------                    -----------------
       Acceptance of Deliverable at Milestone 1          $  640,000
       (estimated September 30, 2002)

       Acceptance of Deliverable at Milestone 2          $  640,000
       (estimated December 31, 2002)

       "Gold Code" for Field Release R1+                 $  307,000
       (estimated March 31, 2003)

       "Gold Code" for Field Release R2+                 $  181,000
       (estimated June 30, 2003)

       "Gold Code" for Field Release R3+                 $  295,000
       (estimated September 30, 2003)

       "Gold Code" for Field Release R4+                 $  295,000
       (estimated December 31, 2003)

       Field Deployment of R4+ to GEMS Core              $  421,000
       (estimated February 15, 2004)

       Field Deployment (50%) of R4+ to GEMS Core        $  421,000
       (estimated March 31, 2004)

        TOTAL                                            $3,200,000

      Customer agrees to issue the purchase orders approximately forty-five (45) days prior to the acceptance date. Selectica shall invoice to the Customer approximately thirty (30)

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days prior to the acceptance date and cash payments shall be made once acceptance has been received.

2.    Miscellaneous

All other terms and conditions of the Agreement, including exhibits and schedules remain unchanged.

This Amendment #2 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, this Amendment will prevail in all respects.

THIS AMENDMENT, INCLUDING THE AGREEMENT OF WHICH IT IS A PART, IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PRIOR OR CONCURRENT PROPOSALS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT AND THE AGREEMENT.

IN WITNESS WHEREOF, the parties have caused this Amendment #2 to the Agreement to be duly signed and authorized.

GE Medical Services                        SELECTICA, INC.
(CUSTOMER)                                 (SELECTICA)

By:     /s/ RONALD J. MAUER                By:      /s/ Stephen Bennion
    ------------------------------             ------------------------------
Name:   RONALD J. MAUER                    Name:    Stephen Bennion
      ----------------------------               ----------------------------
Title:  Sourcing Leader                    Title:   CFO
       ---------------------------                ---------------------------
Address:                                   Address:
         -------------------------                  -------------------------

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Date:   28 - Mar 03                        Date:    3-3-03
      ----------------------------               ----------------------------